UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

First Internet Bancorp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

8888 Keystone Crossing, Ste 1700, Indianapolis, IN 46240

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held at 1:00 p.m., May 19, 2014

As part of our efforts to cut unnecessary expenses and conserve the environment, First Internet Bancorp has elected to provide Internet access to the proxy statement and annual report to shareholders (Form 10K/Wrap) rather than mailing paper reports. This reduces postage and printing expenses and paper waste. The proxy statement and annual report are available at: http://firstinternet.investorroom.com.

The annual shareholder meeting will be held at 1:00 p.m. on May 19, 2014, at 9100 Keystone Crossing, Conference Room (West Entrance), Indianapolis, Indiana. For directions to the meeting: Call 317-532-7900 or go to www.firstinternetbancorp.com. The matters to be covered are noted below:

1.	To elect seven directors to serve until the next annual meeting of shareholders;

2.	To approve, in an advisory (non-binding) vote, the compensation paid to three of our executive officers;

3.	To ratify the appointment of BKD LLP as our independent registered public accounting firm for 2014; and

4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors is not aware of any other such business. Shareholders of record at the close of business on March 28, 2014 are entitled to vote at the meeting.

Your Board of Directors recommends a vote “FOR” each of the director nominees in proposal

1, “FOR” proposals 2 and 3.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials either online or by requesting a paper copy (see below) before voting.

You may vote on-line at https://www.rtcoproxy.com/inbk, by phone, by mail or in person. If you wish to vote on-line or by phone, you will need your Shareholder Control Number that can be found on the bottom right hand corner of this notice. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, you will need to request a paper copy of the proxy materials, which will include a proxy card. If you wish to vote in person at the meeting, you will need to request a ballot to vote your shares.

If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for the proxy materials by May 9, 2014, to facilitate timely delivery, you will need your Shareholder Control Number that can be found in the lower right hand corner of this letter. Then, either:

➢ Call our toll-free number, (800) 951-2405; or

➢ Send us an email at fulfillment@rtco.com.

and enter the Shareholder Control Number when prompted or, if you send us an email, enter it in the subject line.

We ask that you cast your vote promptly. Please help save the company additional solicitation costs by voting today.

Thank you for your continued support!

‘Shareholder Control Number’